Exhibit 99.1

MAX RE CAPITAL REPORTS RECORD NET INCOME FOR 2006

HAMILTON, BERMUDA, February 10, 2007—Max Re Capital Ltd. (NASDAQ: MXRE; BSX: MXRE BH) today reported net income for the three months ended December 31, 2006, of $95.4 million, or $1.51 per fully diluted share, versus a net loss of $12.6 million, or $0.22 per fully diluted share, for the three months ended December 31, 2005. Net operating income, which represents net income adjusted for net realized gains and losses on sales of fixed maturities, for the three months ended December 31, 2006, was $93.9 million, or $1.49 per fully diluted share, versus a net operating loss of $9.0 million, or $0.16 per fully diluted share, for the three months ended December 31, 2005. For the year ended December 31, 2006, the Company had net income of $216.9 million, or $3.43 per fully diluted share, compared to $9.5 million, or $0.18 per fully diluted share, for the year ended December 31, 2005. For the year ended December 31, 2006, the Company had net operating income of $222.7 million, or $3.52 per fully diluted share, compared to $10.2 million, or $0.19 per fully diluted share, for the year ended December 31, 2005.

W. Marston Becker, Chairman and Chief Executive Officer of Max Re Capital, said: “Our success in 2006 is largely attributable to our employees’ combined energies and discipline, which produced strong underwriting performance across all of our business units. Our balanced specialty insurance and reinsurance focus, together with good investment returns produced a year of record earnings and our fourth consecutive year of net profits. With the pending establishment of our U.S. platform, we will be well-positioned to continue our success in 2007.”

Gross premiums written for the three months ended December 31, 2006, were $147.5 million, of which $146.6 million came from property and casualty underwriting and $0.9 million from life and annuity underwriting, compared to $257.2 million, of which $251.3 million came from property and casualty underwriting and $5.9 million came from life and annuity underwriting, for the three months ended December 31, 2005. Net premiums earned for the three months ended December 31, 2006, were $159.0 million versus $256.7 million for the same period of 2005. Gross premiums written for the year ended December 31, 2006, were $865.2 million versus $1,246.0 million for the year ended December 31, 2005. Property and casualty reinsurance, property and casualty insurance and life and annuity reinsurance accounted for 49 percent, 46 percent and 5 percent, respectively, of gross premiums written for the year ended December 31, 2006, versus 49 percent, 29 percent and 22 percent, respectively, for the same period in 2005. Net premiums earned in the year ended December 31, 2006 decreased 36.9 percent to $665.0 million, versus $1,053.5 million for the same period in 2005. The decline in gross premiums written and net premiums earned for the year ended December 31, 2006, principally relates to decreased life and annuity business written and earned and lower additional premiums recorded on prior-year contracts in 2006 compared to 2005.

Net investment income for the three months ended December 31, 2006, increased to $40.8 million from $31.2 million for the same period in 2005 and is attributable to a year-over-year increase in cash and fixed-maturity balances and higher yields on fixed-maturity investments. Net investment income for the year ended December 31, 2006, increased $43.2 million, to $150.0 million, versus $106.8 million for the same period in 2005. Net gains on alternative investments for the three months ended December 31, 2006, were $66.5 million, or a 5.31 percent rate of return, versus net losses on alternative investments of $13.7 million, or a negative 1.11 percent rate of return, for the same period in 2005. For the year ended December 31, 2006, alternative investments have returned 6.96 percent, versus 3.34 percent for the same period in 2005. Invested assets were $4.5 billion as of December 31, 2006, with an allocation of approximately 77 percent to cash and fixed maturities and 23 percent to alternative investments.

Losses and benefits were $117.9 million for the three months ended December 31, 2006, versus $247.0 million for the same period in 2005. The decrease in 2006 is principally attributable to lower losses associated with lower premiums earned and the absence of natural catastrophe losses of $23.4 million included in the three months ended December 31, 2005. Losses and benefits for the year ended December 31, 2006, were $498.0 million versus $1,039.5 million for the same period in 2005. The decrease for the year ended December 31, 2006, is principally attributable to the decrease in life and annuity underwriting, favorable development on prior-year general liability insurance reserves in 2006 compared to adverse development on prior year casualty reinsurance reserves in 2005, and the absence of significant natural catastrophe losses in 2006.

Acquisition costs for the three months ended December 31, 2006, were $19.6 million compared to $16.3 million for the three months ended December 31, 2005. The increase reflects the higher net premiums earned in 2006 compared to 2005 after adjusting net premiums earned in 2005 for additional premiums recorded on prior year contracts.

Interest expense for the three months ended December 31, 2006, was $7.5 million versus $6.8 million for the same period in 2005. Interest expense for the year ended December 31, 2006, was $13.8 million versus $22.8 million for the same period in 2005. The decrease for the year principally reflects favorable development of $12.0 million on a reinsurance contract that was recorded as a deposit liability.

General and administrative expenses for the three months ended December 31, 2006, were $27.7 million compared to $14.1 million for the same period in 2005. General and administrative expenses for the year ended December 31, 2006, were $87.4 million compared to $56.2 million for the same period in 2005. The increase in general and administrative expenses for the three months and the year ended December 31, 2006 principally reflects increased personnel costs, including costs related to senior management changes and additional costs related to the previously disclosed internal investigation.

Shareholders’ equity was $1,390.1 million at December 31, 2006. Book value per share at December 31, 2006, was $23.06 per share, versus $20.16 at December 31, 2005. Annualized operating return on average shareholders’ equity for the year ended December 31, 2006 was 17.3 percent.

Max Re Capital Ltd., through its principal operating subsidiaries, Max Re Ltd., Max Insurance Europe Limited and Max Re Europe Limited, provides insurance and reinsurance products to corporations, public entities, property and casualty insurers, and life and health insurers.

This release includes statements about future expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements, including the risk that the SEC’s view of the conclusions reached by the Audit and Risk Management Committee of the Company’s Board of Directors in connection with the internal review of three finite risk retrocessional contracts written in 2001 and 2003, which caused the Company to restate its audited financial statements for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 and unaudited financial statements for the periods ended March 31, 2006 and June 30, 2006, may differ, perhaps materially, and result in material changes to information contained in the Company’s past SEC filings, including financial statements and financial information. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s Quarterly Report on Form 10-Q/A for the period ended September 30, 2006 and other documents filed by the Company with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

Contacts
N. James Tees	Roy Winnick
Executive Vice President	Kekst and Company
jimt@maxre.bm	roy-winnick@kekst.com
1-441-296-8800	1-212-521-4842

MAX RE CAPITAL LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	December 31, 2006	December 31, 2005
	(Unaudited)
ASSETS
Cash and cash equivalents	$441,895	$314,031
Fixed maturities, available for sale at fair value	3,028,108	2,682,864
Alternative investments, at fair value	1,065,874	1,226,324
Accrued interest income	38,922	32,632
Premiums receivable	390,889	398,666
Losses and benefits recoverable from reinsurers	538,009	453,641
Funds withheld	15,385	16,932
Deferred acquisition costs	49,064	69,015
Prepaid reinsurance premiums	104,443	83,493
Receivable for securities redeemed	136,563	4,565
Other assets	39,832	23,001

Total assets	$5,848,984	$5,305,164

LIABILITIES
Property and casualty losses	$2,335,109	$2,006,032
Life and annuity benefits	895,560	854,224
Deposit liabilities	204,389	225,328
Funds withheld from reinsurers	254,723	271,992
Unearned property and casualty premiums	436,476	442,976
Reinsurance balances payable	79,506	90,781
Accounts payable and accrued expenses	103,160	78,111
Bank loan	150,000	150,000

Total liabilities	4,458,923	4,119,444

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 60,276,560 (2005 - 58,829,354) shares issued and outstanding	60,277	58,829
Additional paid-in capital	950,862	921,384
Loans receivable from common share sales	—	(465)
Unearned stock grant compensation	(17,570)	(14,574)
Accumulated other comprehensive income	(21,688)	4,981
Retained earnings	418,180	215,565

Total shareholders’ equity	1,390,061	1,185,720

Total liabilities and shareholders’ equity	$5,848,984	$5,305,164

Book Value Per Share	$23.06	$20.16

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except shares and per share amounts)

	Three Months Ended December 31		Years Ended December 31
	2006	2005	2006	2005
REVENUES
Gross premiums written	$147,452	$257,188	$865,197	$1,246,031
Reinsurance premiums ceded	(60,140)	(68,346)	(230,546)	(198,974)

Net premiums written	$87,312	$188,842	$634,651	$1,047,057

Earned premiums	$217,004	$318,222	$875,244	$1,247,584
Earned premiums ceded	(58,023)	(61,480)	(210,236)	(194,085)

Net premiums earned	158,981	256,742	665,008	1,053,499
Net investment income	40,836	31,179	150,030	106,835
Net gains (losses) on alternative investments	66,531	(13,731)	84,750	39,885
Net realized gains (losses) on sale of fixed maturities	1,451	(3,570)	(5,798)	(743)
Other income	189	1,047	1,021	4,635

Total revenues	267,988	271,667	895,011	1,204,111

LOSSES AND EXPENSES
Losses and benefits	117,860	247,028	497,969	1,039,465
Acquisition costs	19,564	16,309	78,933	76,224
Interest expense	7,514	6,848	13,832	22,764
General and administrative expenses	27,664	14,102	87,389	56,153

Total losses and expenses	172,602	284,287	678,123	1,194,606

NET INCOME (LOSS)	95,386	(12,620)	216,888	9,505
Change in net unrealized appreciation of fixed maturities	(10,378)	(9,704)	(30,441)	(13,364)
Foreign currency translation adjustment	(80)	(568)	3,772	(3,882)

COMPREHENSIVE INCOME (LOSS)	$84,928	$(22,892)	$190,219	$(7,741)

Basic earnings (loss) per share	$1.60	$(0.22)	$3.64	$0.20

Diluted earnings (loss) per share	$1.51	$(0.22)	$3.43	$0.18

Diluted net operating earnings (loss) per share	$1.49	$(0.16)	$3.52	$0.19

Weighted average shares outstanding—basic	59,717,958	56,133,014	59,655,636	48,685,954

Weighted average shares outstanding—diluted	63,510,091	56,133,014	63,258,800	52,556,015

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Years ended December 31,
	2006	2005
Preferred shares
Balance, beginning of period	$—	$—

Balance, end of period	—	—

Common shares
Balance, beginning of period	58,829	45,826
Issue of shares	1,449	13,338
Repurchase of shares	(1)	(335)

Balance, end of period	60,277	58,829

Additional paid-in capital
Balance, beginning of period	921,384	643,444
Issue of common shares	27,122	297,117
Direct equity offering expenses	—	(13,134)
Stock option expense	2,373	982
Repurchase of shares	(17)	(7,025)

Balance, end of period	950,862	921,384

Loans receivable from common share sales
Balance, beginning of period	(465)	(10,515)
Loans repaid	465	10,050

Balance, end of period	—	(465)

Unearned stock grant compensation
Balance, beginning of period	(14,574)	(13,294)
Stock grants awarded	(17,068)	(11,294)
Amortization	14,072	10,014

Balance, end of period	(17,570)	(14,574)

Accumulated other comprehensive income (loss)
Balance, beginning of period	4,981	22,227
Holding losses on fixed maturities arising in period	(36,239)	(14,107)
Net realized losses included in net income	5,798	743
Currency translation adjustments	3,772	(3,882)

Balance, end of period	(21,688)	4,981

Retained earnings
Balance, beginning of period	215,565	215,015
Net income	216,888	9,505
Dividends paid	(14,273)	(8,955)

Balance, end of period	418,180	215,565

Total shareholders’ equity	$1,390,061	$1,185,720

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Years Ended December 31
	2006	2005
OPERATING ACTIVITIES
Net income	$216,888	$9,505
Adjustments to reconcile net income to net cash from operating activities:
Amortization of unearned stock based compensation	16,445	10,996
Amortization of premium on fixed maturities	6,052	9,293
Accretion of deposit liabilities	(6,513)	4,652
Net realized (gains) losses on sale of fixed maturities	5,798	743
Alternative investments	160,626	(107,787)
Accrued interest income	(6,290)	(8,375)
Premiums receivable	7,777	(135,952)
Losses and benefits recoverable from reinsurers	(84,368)	(113,518)
Funds withheld	1,547	667
Deferred acquisition costs	19,951	(14,245)
Prepaid reinsurance premiums	(20,950)	(4,156)
Receivable for securities redeemed	(131,998)	(4,565)
Other assets	(16,831)	3,383
Property and casualty losses	329,077	550,933
Life and annuity benefits	41,336	188,123
Funds withheld from reinsurers	(17,269)	(13,068)
Unearned property and casualty premiums	(6,500)	(4,657)
Reinsurance balances payable	(11,275)	40,523
Accounts payable and accrued expenses	25,049	(17,967)

Cash from operating activities	528,552	394,528

INVESTING ACTIVITIES
Purchase of fixed maturities	(1,108,748)	(1,789,339)
Sales of fixed maturities	555,918	1,181,516
Redemptions of fixed maturities	165,119	58,061

Cash used in investing activities	(387,711)	(549,762)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	11,503	286,027
Repurchase of common shares	(18)	(7,360)
Dividends	(14,273)	(8,955)
Additions to deposit liabilities	25,587	9,772
Payment of deposit liabilities	(40,013)	(55,575)
Notes and loans repaid	465	10,050

Cash from (used in) financing activities	(16,749)	233,959

Effect of exchange rate on cash	3,772	(3,882)
Net increase in cash and cash equivalents	127,864	74,843
Cash and cash equivalents, beginning of period	314,031	239,188

CASH AND CASH EQUIVALENTS, END OF PERIOD	$441,895	$314,031

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $12,384 and $10,269 for the years ended December 31, 2006 and 2005, respectively.

Taxes paid totaled $1,430 and $1,058 for the years ended December 31, 2006 and 2005, respectively.

MAX RE CAPITAL LTD.

SCHEDULE OF SUPPLEMENTAL DATA - YEAR ENDED DECEMBER 31, 2006 (Unaudited)

Year to Date Segment Information:	Property & Casualty			Life & Annuity Reinsurance	Corporate	Consolidated
(in 000’s US$)	Reinsurance	Insurance	Total
Gross premiums written	$423,555	$396,594	$820,149	$45,048	$—	$865,197
Reinsurance premiums ceded	(35,267)	(194,549)	(229,816)	(730)	—	(230,546)

Net premiums written	$388,288	$202,045	$590,333	$44,318	$—	$634,651

Earned premiums	$456,283	$373,913	$830,196	$45,048	$—	$875,244
Earned premiums ceded	(33,470)	(176,036)	(209,506)	(730)	—	(210,236)

Net premiums earned	422,813	197,877	620,690	44,318	—	665,008
Net investment income	38,613	14,852	53,465	29,013	67,552	150,030
Net gains on alternative investments	20,167	5,168	25,335	22,901	36,514	84,750
Net realized losses on sales of fixed maturities	—	—	—	—	(5,798)	(5,798)
Other income	—	—	—	—	1,021	1,021

Total revenues	481,593	217,897	699,490	96,232	99,289	895,011
Losses and benefits	296,036	124,183	420,219	77,750	—	497,969
Acquisition costs	77,330	(136)	77,194	1,739	—	78,933
Interest expense	(3,828)	—	(3,828)	5,233	12,427	13,832
General and administrative expenses	23,484	15,641	39,125	3,038	45,226	87,389

Total losses and expenses	393,022	139,688	532,710	87,760	57,653	678,123

Net income (loss)	$88,571	$78,209	$166,780	$8,472	$41,636	$216,888

Loss Ratio (a)	70.0%	62.8%	67.7%
Combined Ratio (b)	93.9%	70.6%	86.4%

SCHEDULE OF SUPPLEMENTAL DATA - THREE MONTHS TO DECEMBER 31, 2006 (Unaudited)

Quarter Segment Information:	Property & Casualty			Life & Annuity Reinsurance	Corporate	Consolidated
(in 000’s US$)	Reinsurance	Insurance	Total
Gross premiums written	$26,074	$120,516	$146,590	$862	$—	$147,452
Reinsurance premiums ceded	(1,614)	(58,353)	(59,967)	(173)	—	(60,140)

Net premiums written	$24,460	$62,163	$86,623	$689	$—	$87,312

Earned premiums	$116,403	$99,739	$216,142	$862	$—	$217,004
Earned premiums ceded	(8,999)	(48,851)	(57,850)	(173)	—	(58,023)

Net premiums earned	107,404	50,888	158,292	689	—	158,981
Net investment income	9,159	4,609	13,768	7,378	19,690	40,836
Net gains on alternative investments	16,826	4,406	21,232	19,218	26,081	66,531
Net realized gains on sales of fixed maturities	—	—	—	—	1,451	1,451
Other income	—	—	—	—	189	189

Total revenues	133,389	59,903	193,292	27,285	47,411	267,988
Losses and benefits	71,076	40,869	111,945	5,915	—	117,860
Acquisition costs	19,970	(690)	19,280	284	—	19,564
Interest expense	2,656	—	2,656	1,571	3,287	7,514
General and administrative expenses	6,527	4,874	11,401	869	15,394	27,664

Total losses and expenses	100,229	45,053	145,282	8,639	18,681	172,602

Net income (loss)	$33,160	$14,850	$48,010	$18,646	$28,730	$95,386

Loss Ratio (a)	66.2%	80.3%	70.7%
Combined Ratio (b)	90.8%	88.5%	90.1%

(a)	The loss ratio is calculated by dividing losses and benefits by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of losses and benefits, acquisition costs and general and administrative expenses by net premiums earned.

MAX RE CAPITAL LTD.

SCHEDULE OF SUPPLEMENTAL DATA—DECEMBER 31, 2006 (Unaudited)

			Periodic Rate of Return
Selected Investment Return Data:	Fair Value*	Investment %’s	Last 3 Months	Year to Date	Last 60 months**
Cash and Fixed Maturities	$3,470,003	76.5%	0.96%	3.78%	4.68%

Commodity Trading Advisers	$27,858	0.6%	11.32%	8.32%	6.17%
Distressed Securities	210,633	4.6%	6.40%	16.32%	18.49%
Diversified Arbitrage	169,226	3.7%	5.56%	-1.71%	6.73%
Emerging Markets	108,534	2.4%	4.41%	9.97%	15.59%
Event-Driven Arbitrage	169,857	3.7%	5.31%	8.15%	11.12%
Fixed Income Arbitrage	25,748	0.6%	1.59%	12.64%	7.07%
Global Macro	60,382	1.3%	2.84%	4.03%	8.64%
Long / Short Credit	81,023	1.8%	6.96%	15.32%	10.29%
Long / Short Equity	180,605	4.0%	6.77%	4.07%	6.03%
Opportunistic	29,515	0.7%	4.77%	24.73%	15.42%

MDS	1,063,381	23.4%	5.22%	6.30%	8.47%
Reinsurance Private Equity	2,493	0.1%	7.80%	31.64%	-2.36%

Alternative Investments	$1,065,874	23.5%	5.31%	6.96%	7.98%

Total Investments	$4,535,877	100.0%	2.15%	4.73%	5.81%

*	Expressed in thousands of United States Dollars
**	Annualized